SkyTerra Communications
3rd Quarter 2008 Earnings
November 10, 2008

November 10, 2008
This presentation may contain “Forward-Looking
 Statements”. All statements other than statements
 of historical facts made in this presentation
 regarding the prospects of our industry and our
 prospects, plans, financial position and business
 strategy may constitute forward-looking
 statements. We can give no assurance that these
 expectations will prove to be correct. Factors and
 risks that could cause actual results to differ
 materially from our expectations are described in
 the most recent SkyTerra Forms 10-Q and 10-K, on
 file with the SEC.

November 10, 2008
Qualcomm Agreement
1. On September 22, MSV announced historic agreement with Qualcomm and ICO Global
 • Paves the way to integrate satellite communications into mass market wireless devices
 • For the first time, satellite communications can achieve economies of scale traditionally enjoyed in the cellular market
2. Qualcomm will integrate satellite and cellular technology into its standard multi-mode cellular chipset platforms
 • Chips will be interoperable with both GSM- and CDMA-derived networks
 • Qualcomm will sell and support its integrated satellite/terrestrial chipsets to mobile device vendors in the same manner it does today
3. MSV is partnering with ICO and potentially others on this development project
 • MSV’s current commitment for the development projects is less than $10M

November 10, 2008
Completion of United States SMART Groups
1. The Satellite Mutual Aid Radio Talkgroups program connects federal, state, and local safety professionals via nine overlapping regional and five national talkgroups
 • MSV has accomplished the goal to create a nationwide network of regionally focused and managed public safety talkgroups in just 14 months
2. MSV activated five regional SMART groups during the quarter
 • Northwest, Southwest, Western, Southeast, and Northeast SMART
 • The SMART program now supports five nationwide and nine regional interoperable talkgroups
3. SMART program uptake remains brisk, with 1,700 locations now participating
4. The focus now turns to cross-border talkgroups

SATELLITE MUTUAL AID RADIO TALKGROUP
Coverage Map

NATIONWIDE SMART INFORMATION

J-SMART: National Talkgroup for Public Safety Agencies
Manager: Department of Justice and FBI
Email: SMART@usdoj.gov

NS/EP – G, I, & E – National Security and Emergency Preparedness
Manager: National Communications System
Email: cse@msvlp.com

REGIONAL SMART INFORMATION

NE-SMART: CT, DE, MA, ME, NH, NY, NJ, PA, RI, & VT
Manager: Connecticut State Police
Email: NESMART@po.state.ct.us

M-SMART: DC, DE, MD, PA, VA, & WV
Manager: Allegany County (MD) Dept. of Public Safety and Homeland Security
Email: MSMART@allconet.org

SE-SMART: AR, AL, FL, GA, KY, LA, MS, NC, SC, TN, VA & WV
Manager: Fairfax County (VA) OEM/Public Safety Comm.
Email: SESMART@fairfaxcounty.gov

G-SMART: AL, FL, LA, MS, TX, PR & USVI
Manager: LA Governor's Office of Homeland Security & Emergency Preparedness
Email: GSMART@OHSEPLouisiana.gov

MW-SMART: IA, IL, IN, KS, KY, MI, MN, MO, OH, ND, NE, SD, WI, & WV
Manager: IN Department of Homeland Security
Email: MWSMART@dhs.IN.gov

SW-SMART: AZ, CA, CO, NV, NM, OK, TX, & UT.
Manager: Contra Costa County Fire Protection District
Email: SWSMART@cccfpd.org

W-SMART: AK, AZ, CA, CO, HI, ID, MT, NM, NV, OR, UT, WA & WY
Manager: CA State Office of Emergency Services
Email: WSMART@oes.ca.gov

NW-SMART: AK, CA, ID, MT, OR, WA, & WY
Manager: WA State Emergency Management Division
Email: NWSMART@emd.wa.gov

CUSEC-1: AL, AR, IL, IN, KY, MS, MO & TN
Manager: Central United States Earthquake Consortium
Email: CUSEC-1@cusec.org

SkyTerra COMMUNICATIONS

November 10, 2008

November 10, 2008
Satellite Construction Program
1. The 22 meter reflector surface and structure have been assembled and tested; the qualification of the reflector hinges has been successfully completed
2. Payload build is expected to be completed by the end of November
3. The final Ground-Based Beam Former hardware emulator is complete and is now integrated into the SBN testbed at Boeing
4. We remain on track in our schedule with launch windows for MSV1 between the fourth quarter of 2009 and first quarter of 2010 and for MSV2 in the second half of 2010

November 10, 2008
Industry and Regulatory Perspectives
1. Spectrum
 • Spectrum-hungry data services are becoming increasingly important
 • Increase in CPGA is an indicator of largely undifferentiated market
2. Ongoing research program indicates strongdemand for integrated satellite /
 terrestrial services
 • Improves connectivity and coverage, key consumer issues
 • Provides differentiated service capability
3. Globalstar waiver shows continued support for the MSS/ATC industry
 • Clarifies and confirms spectrum lease ability
4. In the 700 MHz D-Block, the benefits of an integrated satellite capability are extraordinary to the public safety community
 • Significant, unmet need for interoperable communications
 • Only satellites can ensure universal, disaster-proof service availability
5. TV “White Spaces” not direct competitor MSS/ATC deployment
 • Lower-power, WiFi or WiFi-like operations

Three months ended September 30	
	2008	2007
Revenue:		
Service Revenue	$ 7,351	$ 7,176
Equipment	1,868	1,669
Other Revenue	231	264
Total Revenue	9,450	9,109
Cost of Equipment Sold	1,549	1,331
Satellite Operations	9,474	6,145
Sales & Marketing	1,669	2,149
Research and Development	3,937	2,841
General & Administrative	9,832	7,196
Depreciation and Amortization	8,268	7,793
Total operating expenses	34,729	27,455
Loss before other income (expense)	(25,279)	(18,346)
Interest income	1,265	4,052
Interest expense	(8,633)	(8,162)
Impairment of investment in TerreStar	(42,881)	(22,520)
Other gains (losses)	(1,578)	(867)
Total other expenses	(51,827)	(27,497)
Net loss before income taxes & minority interest	(77,106)	(45,843)
Income tax benefit (provision)	298	204
Minority Interest	157	739
Net Loss	$ (76,651)	$ (44,900)
Basic and diluted cost per common share	$ (0.72)	$ (0.44)
Basic and diluted weighted average common shares outstanding	106,115,078	101,582,477

SkyTerra COMMUNICATIONS

November 10, 2008
SKYT Consolidated Income Statement

Period Ended September 30, 2008		SkyTerra	MSV US	Eliminations	Consolidated
Assets					
Cash, cash equivalents and investments	$	1,297	148,115	-	149,413
Accounts receivable, net		-	6,940	-	6,940
Other current assets		2,020	5,575	-	7,594
Total Current Assets		3,317	160,630	-	163,947
Investment in TerreStar		18,425			18,425
Investment in MSV LP		27,216		(27,216) (1)	
Property & equipment, net		-	640,446	-	640,446
Other long-term assets		-	564,676	(8,213) (2)	556,464
Total Assets		48,958	1,365,753	(35,429)	1,379,282
Liabilities and Stockholders Equity					
Current Liabilities		3,919	24,007	-	27,926
Long term debt		-	806,764	-	806,764
Other long term liabilities		8,213	22,951	(8,213) (2)	22,951
Total Liabilities		12,132	853,722	(8,213)	857,641
Minority Interest		-	-	129	129
Stockholders' (deficit) equity:		36,826	512,031	(27,345) (1)	521,512
Total liabilities and stockholders equity		48,958	1,365,753	(35,429)	1,379,282

(1) Eliminate SKYT warrants issued on Harbinger debt to MSV.

(2) Eliminate intercompany note and accrued interest.

SkyTerra COMMUNICATIONS

November 10, 2008
SKYT Consolidated Balance Sheet

SkyTerra Capitalization Structure

SKYT Debt :		
14% Senior Secured Discount Notes (MSV		611,560,965
16.5% Senior Unsecured Notes (MSV)		134,263,110
Boeing Deferrals (MSV)		60,940,000
Velocity (MSV)		550,688
Telesat (MSV)		23,118
SKYT Debt	$	807,337,881
SKYT Cash and Liquid Investments	$	149,412,954
SKYT Net Debt	$	657,924,927
SKYT Market Capitalization :		
SKYT Total Common Shares Outstanding		108,045,077
SKYT and MSV Options (Treasury Method @ $5.00 per share)		5,653,890
SKYT Fully Diluted Shares Outstanding		113,698,967

(1) Debt balance as of September 30, 2008

SkyTerra COMMUNICATIONS

November 10, 2008
SKYT Capital Structure (1)

Payments to Date	Estimated Thru 3Q10	Total Thru 3Q10
Boeing:	$ 425.8	$ 116.8	$ 542.6
Satellite Base Station Development:	$ 28.6	$ 18.9	$ 44.0
Launch Services:	$ 24.3	$ 141.7	$ 166.1
Insurance:	$ -	$ 60.8	$ 60.8
Total:	$ 478.7	$ 338.2	$ 817.0

Net Availabe Cash:	
Cash on Hand (3Q08):	$ 149.4
Plus: Backstop Financing:	$ 500.0
Less: Satellite System Costs:	$ 338.2
Net Available Cash:	$ 311.2 *

* Available to fund chipset and device development, OSS/BSS, System Integration, etc

SkyTerra COMMUNICATIONS

November 10, 2008
NextGen Satellite System Costs ($ in mm’s)